                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Quintus Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              QUINTUS CORPORATION
                           47212 MISSION FALLS COURT
                           FREMONT, CALIFORNIA 94539

                                 July 21, 2000

TO THE STOCKHOLDERS OF QUINTUS CORPORATION

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Quintus Corporation ("Quintus" or the "Company"), which will be held at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California, on Tuesday, August 22, 2000 at 3:00 p.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ ALAN ANDERSON
                                          Alan Anderson
                                          Chief Executive Officer and Chairman
                                          of the Board

                              QUINTUS CORPORATION
                           47212 MISSION FALLS COURT
                           FREMONT, CALIFORNIA 94539
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 2000

     The Annual Meeting of Stockholders (the "Annual Meeting") of Quintus Corporation ("Quintus" or the "Company") will be held at Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California, on Tuesday, August 22, 2000, at 3:00 p.m. for the following purposes:

          1. To elect six directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

          2. To ratify the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending March 31, 2001; and

          3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record at the close of business on June 30, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's principal executive offices located at 47212 Mission Falls Court, Fremont, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ ALAN ANDERSON
                                          Alan Anderson
                                          Chief Executive Officer and Chairman
                                          of the Board

Fremont, California
July 21, 2000

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                              QUINTUS CORPORATION
                           47212 MISSION FALLS COURT
                           FREMONT, CALIFORNIA 94539
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 22, 2000

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Quintus Corporation, a Delaware corporation ("Quintus" or the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California, on Tuesday, August 22, 2000, at 3:00 p.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about July 21, 2000.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On June 30, 2000, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 39,700,946 shares of Common Stock outstanding. Each stockholder of record on June 30, 2000 is entitled to one vote for each share of Common Stock held by such stockholder on June 30, 2000. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

     The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The six nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

     PROPOSAL 2. Ratification of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending March 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROXIES

     Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event proxies are returned signed but no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The persons who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of May 15, 2000, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The six Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

                NOMINEES                   AGE      POSITIONS AND OFFICES HELD WITH THE COMPANY
                --------                   ---      -------------------------------------------
Alan Anderson............................  37    Chief Executive Officer and Chairman of the Board
Andrew Busey.............................  29    Director
Fredric Harman...........................  39    Director
Alexander Rosen..........................  32    Director
Robert Shaw..............................  52    Director
Jeanne Wohlers...........................  55    Director

     Alan Anderson has served as Quintus' Chief Executive Officer since May 1995 and Quintus' Chairman since September 1999. From May 1995 to July 1999, Mr. Anderson also served as Quintus' President. From October 1992 to May 1995, Mr. Anderson served as Senior Vice President responsible for the North American operations of OpenVision Technologies, a systems management software developer. From December 1991 to October of 1992, Mr. Anderson served as a director for consulting services at Oracle Corporation, a database software company. From April 1989 to December 1991, Mr. Anderson served as a director of professional services for Sybase, a database software company. Mr. Anderson received his B.S. in information systems from the University of San Francisco.

     Andrew Busey became a director of Quintus upon the closing of its acquisition of Acuity in November 1999. Mr. Busey founded Acuity in August 1995 and served as President and Chief Executive Officer of Acuity until June 1996. From July 1996 to January 1998, Mr. Busey served as Chairman and Chief Technology Officer of Acuity, and from January 1998 to May 1999 he served as Acuity's Chairman. In October 1998, Mr. Busey co-founded living.com, an online provider of furniture and home furnishings, and he served as living.com's President and Chairman until September 1999. He currently is the Chairman and Chief Technology Officer of living.com. Mr. Busey received his B.A. degree in computer science from Duke University.

     Fredric Harman has served as a director of Quintus since September 1996. Since July 1994, Mr. Harman has served as a managing member of the general partners of venture capital funds affiliated with Oak Investment Partners. From April 1991 to June 1994, he served as a general partner of Morgan Stanley Venture Capital. Mr. Harman sits on the boards of ILOG, S.A., Inktomi Corporation, Primus Knowledge Solutions, Inc. and InterNAP Network Services. Mr. Harman received his B.S. and M.S. in electrical engineering from Stanford University and his M.B.A. from the Harvard Graduate School of Business.

     Alexander Rosen has served as a director of Quintus since August 1997. Mr. Rosen has been with the Sprout Group since 1996, most recently as a general partner. From July 1993 to August 1994, he served as an associate for General Atlantic Partners, a venture capital firm, focusing on software investments. Mr. Rosen received his B.S. in electrical engineering and economics from the Massachusetts Institute of Technology and his M.B.A. from the Stanford University Graduate School of Business.

     Robert Shaw has served as a director of Quintus since October 1995. Since April 2000, Mr. Shaw has been the Chief Executive Officer of Silicon Valley Internet Capital. From November 1998 to March 2000,

Mr. Shaw has served as Chief Executive Officer and a director of USWeb/CKS, an Internet professional services company. From June 1992 to August 1998, Mr. Shaw served in various capacities at Oracle, most recently as Executive Vice President, Worldwide Consulting Services and Vertical Markets. Mr. Shaw received his B.B.A. in finance from the University of Texas.

     Jeanne Wohlers has served as a director of Quintus since October 1995. From May 1994 to July 1998, Ms. Wohlers served as partner of Windy Hill Productions, a producer of education and entertainment software. From October 1994 to April 1997, Ms. Wohlers served as a director of OpenVision Technologies. From August 1993 to June 1995, Ms. Wohlers was a consultant to Scopus Technology, a provider of customer information management systems. Ms. Wohlers currently serves as an independent director/trustee of 39 mutual funds managed by American Century, and as a director of Indus International. Ms. Wohlers received her B.A. in mathematics from Skidmore College and her M.B.A. from Columbia University.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended March 31, 2000, the Board of Directors held nine meetings and acted by written consent on six occasions. For such fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of the total number of meetings or actions by written consent of the Board of Directors. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

     During the fiscal year ended March 31, 2000, the Audit Committee of the Board of Directors held two meetings. The Audit Committee reviews and monitors our corporate financial reporting and our internal and external audits, including, among other things, our internal audit and control functions, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee also consults with our management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent auditors. The members of the Audit Committee during the fiscal year ended March 31, 2000 were Ms. Wohlers and Messrs. Harman and Rosen. The members of the Audit Committee for the fiscal year ending March 31, 2001 will be Ms. Wohlers and Messrs. Harman and Rosen.

     During the fiscal year ended March 31, 2000, the Compensation Committee of the Board of Directors held no meetings but acted by written consent on one occasion. The Compensation Committee reviews and makes recommendations to the board regarding all forms of compensation provided to our executive officers and directors, including stock compensation and loans. In addition, the Compensation Committee reviews and approves stock compensation arrangements for all of our employees and administers our 1999 Stock Incentive Plan, Employee Stock Purchase Plan and 1999 Director Option Plan. The Board of Directors has established a stock option committee whose sole member is the chairman of the board of directors, Alan Anderson. The stock option committee has the power to approve grants of stock options under our 1999 Stock Incentive Plan not exceeding a designated number of shares set by the Board of Directors to non-officer employees. The members of the Compensation Committee during the fiscal year ended March 31, 2000 were Mr. Bartlett and Mr. William Herman. The members of the Compensation Committee for the fiscal year ending March 31, 2001 will be Mr. Harman and Mr. Shaw.

DIRECTOR COMPENSATION

     Directors do not receive any cash fees for their service on the board or any board committee, but they are entitled to reimbursement for all reasonable out-of-pocket expenses incurred in connection with their attendance at board and board committee meetings.

     Non-employee directors are eligible to receive stock options under our Director Option Plan. The plan, adopted in September 1999, is administered by the Compensation Committee, although all grants under the plan are automatic and non-discretionary. 500,000 shares are reserved for issuance under the plan and, in general, if options granted under the 1999 Director Option Plan are forfeited, then those options will again become available for grants under the plan. New non-employee directors will receive an initial option for 30,000 shares when the director takes office. These options vest in monthly installments over the two-year period following the date of grant. From time to time, certain directors who are not employees of Quintus have received grants of options to purchase shares of our common stock.

     On or about each annual stockholders' meetings, beginning with the 2000 Annual Meeting, each non-employee director who continues to be a director after that meeting will automatically be granted an annual option for 10,000 shares of our common stock. However, a new non-employee director who is receiving the 30,000-share initial option will not receive the annual option in the same calendar year. The annual options are fully vested on the first anniversary of the date of grant. The exercise price of each non-employee director's option will be equal to the fair market value of our common stock on the option grant date. A director may pay the exercise price by using cash, shares of common stock that the director already owns, or an immediate sale of the option shares through a broker designated by us. The non-employee directors' options have a 10-year term, except that they expire one year after a director leaves the board (if earlier). If a change in control of Quintus occurs, a non-employee director's option granted under the 1999 Director Option Plan will become fully vested. Vesting also accelerates in the event of the optionee's death or disability.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 15, 2000, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                          UNEXERCISED
                                                   NUMBER OF SHARES   OPTIONS OR WARRANTS
                                                     BENEFICIALLY         INCLUDED IN        PERCENTAGE OF
      NAME AND ADDRESS OF BENEFICIAL OWNERS            OWNED(A)       BENEFICIAL OWNERSHIP     CLASS(B)
      -------------------------------------        ----------------   --------------------   -------------
Entities Affiliated with Donaldson, Lufkin &
  Jenrette, Inc.(c)..............................     11,826,746            140,193              29.8%
  c/o Sprout Group
  3000 Sand Hill Road, Suite 170, Bldg. 3
  Menlo Park, CA 94025
Entities Affiliated with Oak Investment
  Partners(d)....................................      2,933,516             30,000               7.4
  525 University Avenue, Suite 1300
  Palo Alto, CA 94301
Alan K. Anderson.................................      1,142,858                 --               2.9
Nancy Brumfield..................................        160,000            160,000                 *
John J. Burke(e).................................         30,000             30,000                 *
Lawrence Byrd(f).................................        275,000             75,000                 *
Susan Salvesen...................................        288,000            128,000                 *
Muralidhar Sitaram...............................        420,000            220,000               1.1
Paul Bartlett....................................        666,453             40,000               1.7
Andrew Busey.....................................        632,319             30,000               1.6
Fredric Harman(g)................................      2,933,516             30,000               7.4
Will Herman......................................        220,241             60,000                 *
Alexander Rosen(h)...............................     11,842,037            140,193              29.9
Robert Shaw......................................         84,097                 --                 *
Jeanne Wohlers...................................        120,049                 --                 *
All directors and executive officers as a             18,784,570            883,193              46.5
  group..........................................

---------------
 * Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(a) Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of May 15, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Quintus Corporation, 47212 Mission Falls Court, Fremont, CA 94539.

(b) Percentage ownership is based on 39,495,230 shares of Common Stock outstanding on May 15, 2000.

(c) Includes 645,610 shares held by entities affiliated with DLJ Capital Corporation, of which 7,253 are held in the form of warrants to purchase common stock. Also includes 3,600,648 shares held by Sprout Capital VI, L.P., of which 45,803 are held in the form of warrants to purchase common stock. Also includes 7,350,847 shares held by Sprout Capital VII, L.P., of which 87,137 are held in the form of warrants to purchase common stock. Also includes 17,463 and 204,925 shares held by Sprout CEO Fund, L.P. and DLJ ESC II, L.P. DLJ ESC. II, L.P. is an Employees' Securities Corporation as defined in the Investment Company Act of 1940. The general partner of DLJ ESC II, L.P. is DLJ LBO Plans Management Corporation and the limited partners of DLJ ESC II, L.P. are current or former employees of Donaldson, Lufkin & Jenrette, Inc. and its affiliates. DLJ Capital Corporation is the managing general partner of Sprout Capital VI, L.P., the managing general partner of Sprout Capital VII, L.P., and the General Partner of Sprout CEO Fund, L.P. The entities affiliated with Donaldson, Lufkin & Jenrette, Inc. (the "DLJ Entities") have placed a sufficient number of their shares in a voting trust so that the DLJ Entities exercise voting control over less than five percent of the outstanding common stock. The shares subject to the voting trust are held and voted by an independent third party, Norwest Bank Indiana, N.A., as voting trustee. DLJ Capital Corporation has the power to dispose of the shares subject to the voting trust that were formerly held by DLJ Capital Corporation, Sprout Capital VI, L.P., Sprout Capital VII, L.P. and Sprout CEO Fund, L.P. DLJ LBO Plans Management Corporation has the power to dispose of the shares subject to the voting trust that were formerly held by DLJ ESC II, L.P. DLJ Capital Corporation has the power to vote and dispose of its shares, as well as those held by Sprout Capital VI, L.P., Sprout Capital VII, L.P. and Sprout CEO Fund, L.P., that are not subject to the voting trust. DLJ LBO Plans Management Corporation has the power to vote and dispose of shares held by DLJ ESC II, L.P. that are not subject to the voting trust.

(d) Includes 2,837,318 shares held by Oak Investment Partners VI, L.P., 66,198 shares held by Oak VI Affiliates Fund, L.P and 30,000 shares held by Mr. Harman in the form of warrants to purchase common stock. Mr. Harman has shared power to vote and dispose of the shares held by Oak Investment Partners VI, L.P. and Oak VI Affiliates Fund, L.P. The parties who share power to vote and dispose of the shares held by Oak Investment Partners VI, L.P., with Mr. Harman are Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer and Gerald R. Gallagher, all of whom are managing members of Oak Associates VI, LLC, the general partner of Oak Investment Partners VI, L.P. The parties who share power to vote and dispose of the shares held by Oak VI Affiliates Fund, L.P., with Mr. Harman are Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer and Gerald R. Gallagher, all of whom are managing members of Oak VI Affiliates, LLC, the general partner of Oak VI Affiliates Fund, L.P. Each of Mr. Harman, Bandel L. Carano, Ann H. Lamont, Edward F. Glassmeyer and Gerald R. Gallagher, disclaim beneficial ownership of the securities held by such partnerships to the extent such persons do not have a pecuniary interest.

(e)  Mr. Burke's employment with Quintus ceased in April 2000.

(f) Includes 5,000 shares held by Ria Toolis, custodian for Sinead Toolis under the California Uniform Transfers to Minors Act, and 5,000 shares held by Ria Toolis, custodian for Ethan Toolis under the California Uniform Transfers to Minors Act. Mr. Byrd disclaims beneficial ownership of the securities held by such trusts.

(g) Includes 2,903,516 shares held by entities affiliated with Oak Investment Partners. See Note (d) above. Mr. Harman is a managing member of Oak Associates VI, LLC, the general partner of Oak Investment Partners, VI, L.P., and a managing member of Oak VI Affiliates, LLC, the general partner of Oak VI Affiliates Fund, L.P.

(h) Includes 11,842,037 shares held by entities affiliated with DLJ Capital Corporation. See Note (c) above. Mr. Rosen is a general partner of the Sprout Group and a general partner of DLJ Associates VII, L.P., which is a general partner of Sprout Capital VII, L.P. Mr. Rosen disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest arising from his interests in the partnerships named in Note (c) above.

                         COMPENSATION COMMITTEE REPORT

     PURPOSE. This Compensation Committee Report describes the compensation policies and rationale applied to the compensation paid to the Company's executive officers for the fiscal year ended March 31, 2000. For the fiscal year ended March 31, 2000, the Compensation Committee (the "Committee") of the Company's Board of Directors determined the compensation of the Company's Chief Executive Officer ("CEO") and the CEO determined the compensation of the Company's other executive officers.

     The Compensation Committee administers the Company's 1999 Stock Incentive Plan under which option grants may be made to employees of the Company and the CEO and the other executive officers, the Company's 1999 Director Option Plan under which option grants may be made to directors of the Company, and the Company's Employee Stock Purchase Plan under which the employees of the Company, including the CEO and the other executive officers, may purchase shares of the Company's Common Stock.

     The Compensation Committee has the exclusive authority to establish the level of base salary payable to the CEO. The CEO has the authority to establish the base salary and has the responsibility of approving the bonus program to be in effect for the executive officers each fiscal year.

     GENERAL COMPENSATION POLICY. The Company's fundamental compensation policy is to offer the Company's executive officers competitive compensation opportunities based upon the financial performance of the Company and each officer's personal performance. It is the Company's objective to have a significant portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

     BASE SALARY. The base salary for each executive officer is set on the basis of personal performance, taking into account the average salary levels in effect for comparable positions with companies having total revenues similar to the Company's. Each individual's base pay is positioned relative to the total compensation package, including cash bonus incentives and long-term stock-based incentives.

     ANNUAL CASH BONUSES. Each executive officer has an established bonus target each fiscal year. Actual bonuses paid reflect an employee's accomplishment of both corporate and individual objectives and are based on a percentage of the employee's base salary. The corporate goals set for the fiscal year ended March 31, 2000 are based on the achievement of quarterly and annual revenue and income targets.

     LONG-TERM INCENTIVE COMPENSATION. During the fiscal year ended March 31, 2000, the Company, in its discretion, made option grants of 70,000 shares of the Company's Common Stock to each of Ms. Salvesen and Mr. Sitaram, and an option grant of 685,000 shares of the Company's Common Stock to Mr. Burke. Option grants are generally made at varying times and in varying amounts in the discretion of the Company. Typically, the size of each grant is set at a level that the Company deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual.

     Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The options granted to Ms. Salvesen and Mr. Sitaram vest as to 1/48th of the option shares upon the completion of each month of service. Mr. Burke's options vest over four years. See Note 4 to "Stock Options Granted in Last Fiscal Year" for details related to these options. The vesting of each option is contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

     CEO COMPENSATION. The annual base salary for Mr. Anderson, the Company's CEO, was established by the Committee primarily on the basis of Mr. Anderson's personal performance of his duties and the salary level in effect for comparable positions at companies that compete with the Company for executive talent. The components of the CEO's fiscal 2000 incentive compensation were dependent upon the Company's financial performance and achievement of certain corporate objectives, and provided no dollar guarantees. The bonus paid to the CEO for fiscal 2000 was based on an incentive plan similar to the plans in place for the other officers. Specifically, a target incentive was established at the beginning of the fiscal year using an agreed-upon formula based on Company revenue and profit and other management objectives. Each fiscal year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit.

     TAX LIMITATION. Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under the Company's 1999 Stock Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1999 Stock Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the fiscal year ended March 31, 2000 will exceed the $1 million limit per officer, the Board of Directors will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

                                          Compensation Committee

                                          Paul Bartlett
                                          William Herman

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during the fiscal year ended March 31, 2000 were Messrs. Paul Bartlett and William Herman. Neither of these individuals was at any time during the fiscal year ended March 31, 2000 an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

     The graph set forth below compares the four-month cumulative total stockholder return on the Company's Common Stock between November 16, 1999, the date open market trading began following the Company's initial public offering, and March 31, 2000, with the cumulative total return of (i) the Nasdaq Stock Market (U.S. Companies) Index and (ii) the Chase H&Q Computer Software Index, over the same period. This graph assumes the investment of $100.00 on November 16, 1999 in the Company's Common Stock, or on October 31, 1999 in both the Nasdaq Stock Market (U.S.) Index and the Chase H&Q Computer Software Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock.

                 COMPARISON OF 4 MONTH CUMULATIVE TOTAL RETURN*
                           AMONG QUINTUS CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE CHASE H & Q COMPUTER SOFTWARE INDEX

[GRAPH]

                                                         QUINTUS                   CHASE H & Q                NASDAQ STOCK
                                                       CORPORATION              COMPUTER SOFTWARE             MARKET (U.S.)
                                                       -----------              -----------------             -------------
11/16/99                                                 100.00                      100.00                      100.00
3/31/00                                                  169.64                      164.93                      153.58

* $100 INVESTED ON 11/16/99 IN STOCK OR ON 10/31/99
  IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING MARCH 31, 2000.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following Summary Compensation Table sets forth information concerning compensation earned during the fiscal years ended March 31, 2000, 1999 and 1998 by the Company's Chief Executive Officer and each of the Company's other three highest paid executive officers whose total salary and bonus for services rendered in all capacities to the Company exceeded $100,000 during the fiscal year ended March 31, 2000 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                                                       AWARDS
                                                                                    ------------
                                                                                     NUMBER OF
                                                            ANNUAL COMPENSATION      SECURITIES
                                                           ---------------------     UNDERLYING
          NAME AND PRINCIPAL POSITION              YEAR    SALARY($)    BONUS($)     OPTIONS(#)
          ---------------------------              ----    ---------    --------    ------------
Alan Anderson..................................    2000    $223,313     $171,500           --
  Chief Executive Officer                          1999    $190,000     $ 11,875           --
Susan Salvesen.................................    2000    $172,500     $ 45,500       70,000
  Chief Financial Officer(1)                       1999    $150,000     $ 10,000       25,000
Muralidhar Sitaram.............................    2000    $159,872     $ 47,750       70,000
  Senior Vice President, Engineering               1999    $155,833     $      0       85,000
John Burke.....................................    2000    $146,328     $  1,000      685,000
  President(2)                                     1999          --           --           --

---------------
(1) Ms. Salvesen joined the Company in January 1998.

(2) Mr. Burke joined the Company in July 1999 and left the Company in April
    2000.

STOCK OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table provides information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended March 31, 2000 to the Named Officers. No stock appreciation rights were granted during such fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS(1)                       POTENTIAL REALIZABLE
                          ----------------------------------------------------------      VALUE AT ASSUMED
                          NUMBER OF      % OF TOTAL                                     ANNUAL RATES OF STOCK
                          SECURITIES      OPTIONS                                        PRICE APPRECIATION
                          UNDERLYING     GRANTED TO        EXERCISE                      FOR OPTION TERM(2)
                           OPTIONS       EMPLOYEES           PRICE        EXPIRATION   -----------------------
          NAME            GRANTED(#)   IN FISCAL YEAR   PER SHARE($)(3)      DATE        5%($)        10%($)
          ----            ----------   --------------   ---------------   ----------   ----------   ----------
Alan Anderson...........        --            --                --               --            --           --
Susan Salvesen..........    30,000          1.03%           $ 8.25         9/1/2009    $  155,651   $  394,451
                            20,000          0.69%           $33.75        1/30/2010    $  424,504   $1,075,776
                            20,000          0.69%           $32.75        3/26/2010    $  411,926   $1,043,901
Muralidhar Sitaram......    30,000          1.03%           $ 8.25         9/1/2009    $  155,651   $  394,451
                            20,000          0.69%           $33.75        1/30/2010    $  424,504   $1,075,776
                            20,000          0.69%           $32.75        3/26/2010    $  411,926   $1,043,901
John Burke..............   685,000(4)      23.56%           $ 5.00        6/10/2009    $2,153,964   $5,458,568

---------------
(1) The Company granted options to purchase 2,907,181 shares of Common Stock during the fiscal year ended March 31, 2000. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination if the optionee's service with the Company ceases. The plan administrator has the discretion to accelerate the vesting of options upon a change in control.

(2) The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the current date. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Officers. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date.

(3) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The exercise price may be paid in cash, check, promissory note, in shares of the Company's Common Stock valued at fair market value on the exercise date or a broker-assisted cashless exercise procedure. Except as otherwise noted, the options vest with respect to 1/48 of the shares subject to the options upon the completion of each month of continuous service from the vesting commencement date.

(4) Mr. Burke's options expired in part on his cessation of employment in April 2000. This grant originally provided that 411,000 of Mr. Burke's option shares would vest as follows: 205,000 upon the first anniversary of the vesting commencement date and the remaining 206,000 monthly over 36 months. 274,000 of Mr. Burke's option shares would vest at the end of 5 years of continuous service, however, vesting would accelerate if some or all of three specific performance goals are met. Also, Mr. Burke would vest to the extent he is not already 50% vested in his option shares if terminated without cause or resigns for specified reasons within 6 months of certain corporate transaction.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

     The following table sets forth certain information concerning the exercise of stock options by the Named Officers during 2000 and the value of unexercised options held as of March 31, 2000 by the Named Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                AT FY-END(#)(1)               AT FY-END($)(2)
                       SHARES ACQUIRED ON      VALUE      ---------------------------   ---------------------------
        NAME              EXERCISE(#)       REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           ------------------   -----------   -----------   -------------   -----------   -------------
Alan Anderson........            --                 --           --          --                  --        --
Susan Salvesen.......       132,000         $3,753,750       88,833      39,167         $ 2,280,366         0
Muralidhar Sitaram...            --                 --      130,833      39,167         $ 3,440,991         0
John Burke...........            --                 --      685,000          --         $16,910,938        --

---------------
(1) Each of the options listed in the table is immediately exercisable. The shares purchasable under these options are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service before vesting in such shares. The repurchase right lapses as to 1/48 of the shares upon the completion of 12 months of service and as to the balance in equal monthly installments upon the completion of each of the next 36 months of service. The heading Vested refers to shares that are no longer subject to the Company's repurchase right; the heading Unvested refers to shares subject to the Company's repurchase right as of March 31, 2000.

(2) Based on the fair market value of the Company's Common Stock per share at March 31, 2000 of $29.6875, less the exercise price per share payable for such shares.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     The compensation committee, as a plan administrator of the 1999 Stock Incentive Plan, has the authority to accelerate the vesting of the shares of common stock subject to outstanding options held by the Named Executive Officers and any other person in connection with certain changes in control of Quintus. In connection with our adoption of the 1999 Stock Incentive Plan, we have provided that upon a change in control of Quintus, each outstanding option and all shares of restricted stock will generally become fully vested unless the surviving corporation assumes the option or award or replaces it with a comparable award.

     Except for Mr. Anderson and Mr. Burke none of the Named Executive Officers has employment agreements with us, and his or her employment may be terminated at any time. We have entered into an agreement with Mr. Anderson, our Chief Executive Officer, dated May 23, 1995, which provides for payment of severance pay in the amount of nine months base salary in the event that his employment is involuntarily terminated without cause. In May 1995, we granted Mr. Anderson unvested options to purchase, 1,142,858 shares of common stock. Subsequently, Mr. Anderson exercised his option to purchase all of these options subject to our right to repurchase his unvested shares should he cease his service with us. As of May 15, 2000, Mr. Anderson had fully vested in 671,429 of these shares. Provided that Mr. Anderson remains in our service, the remaining 471,429 shares of unvested common stock will vest in equal annual installments beginning in May 2000. However, these 471,429 shares of unvested common stock could vest in full if the per share value of our common stock reaches specified targets as measured on May 25, 2000, 2001 or 2002. Mr. Anderson's agreement also provides that these 471,429 shares of unvested common stock will vest in full following certain changes in control of Quintus.

     We entered into an agreement with Mr. Burke, our former President, dated June 11, 1999, which provided for payment of severance in the amount of 3 months base salary in the event that his employment is involuntarily terminated without cause before July 5, 2000. In addition, Mr. Burke was granted unvested options to purchase 685,000 shares of common stock. Of these 685,000 options, 411,000 were to vest as follows: 205,000 upon completion of one year of service from the date of grant and the balance in equal monthly installments over the next 36 months of service thereafter. 274,000 of these 685,000 options were to vest within three to five years, depending on Quintus' achievement of specified license and revenue targets. Mr. Burke's agreement also provided for accelerated vesting of up to half of his 685,000 options if his employment should have been involuntarily terminated without cause within six months following certain changes in control of Quintus and he was then vested in less than half of such options. Mr. Burke left the Company in April 2000.

                                 PROPOSAL NO. 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending March 31, 2001. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche, LLP.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

     Deloitte & Touche, LLP has audited the Company's financial statements since fiscal year 1999. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE, LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Two of our directors are associated with entities that each own more than five percent of our capital stock. Mr. Rosen is a general partner in Sprout Group, and Mr. Harman is a general partner in Oak Investment Partners. No other officer or director of Quintus has any material relationship with any other principal stockholder.

     We generally enter into indemnification agreements with our directors and executive officers. Such agreements may require us, among other things, to indemnify our officers and directors, other than for liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     We have an ongoing contract with Hall, Kinion Associates, Inc., a recruiting and staffing firm, under which Hall, Kinion recruits qualified candidates for consideration of employment in specific positions with us. If we hire any Hall, Kinion candidate, either immediately or within 6 months of the date the candidate is first referred to us by Hall, Kinion, we pay Hall, Kinion 20% of the candidate's base annual salary. Paul Bartlett, one of our former directors, was president of Hall, Kinion until March 2000.

     On April 20, 1999, we loaned Susan Salvesen, our Chief Financial Officer, a total of $164,868 for the exercise of a stock option. She purchased 132,000 shares of our common stock with the loan. In connection with the loan, we entered into a stock pledge agreement with Ms. Salvesen on April 20, 1999, and became the holder of a full-recourse promissory note from Ms. Salvesen dated April 20, 1999, in the amount of $164,868 and bearing an interest rate of 5.28%, compounded annually. Principal and interest are due on April 20, 2003, subject to acceleration upon the cessation of Ms. Salvesen's employment and certain other events.

     Since April 1, 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than as described above or where required in Employment Contracts and Change in Control Arrangements.

     All future transactions, including loans between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, or the Compensation Committee and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their transactions in the Common Stock and their Common Stock holdings during the fiscal year ended March 31, 2000 and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the fiscal year ended March 31, 2000, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO QUINTUS CORPORATION, 47212 MISSION FALLS COURT, FREMONT, CALIFORNIA 94539
ATTN: INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals that are intended to be presented at the 2001 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 12, 2001, in order to be included. Such stockholder proposals should be addressed to Quintus Corporation, 47212 Mission Falls Court, Fremont, California 94539, Attn: Investor Relations.

     Pursuant to new amendments to Rule 14a-4(c) of the Securities and Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2001 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to June 6, 2001, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2001 Proxy Statement. The Company currently believes that the 2001 annual meeting of stockholders will be held during the last week of August, 2001.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          OF QUINTUS CORPORATION
Fremont, California
July 21, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               QUINTUS CORPORATION

The undersigned stockholder of Quintus Corporation hereby appoints Alan
K. Anderson and Susan Salvesen, and each of them, proxy holders of the undersigned each with the power of substitution to represent and to vote all the shares of common stock of Quintus Corporation held of record by the undersigned on June 30, 2000, at Quintus' Annual Meeting of Stockholders to be held on August 22, 2000, and any adjournment thereof. The proxy holders will vote as directed by the undersigned. If the undersigned gives no directions, the proxy holders will vote in accordance with the Board's recommendations. The proxy holders will vote on such other matters as may properly come before the meeting unless the undersigned strikes out this sentence.

       (Continued, and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *

                                                                  [QUINTUS LOGO]

Dear Stockholders:

The top portion of this card is your 2000 Quintus Corporation proxy. It is important that you vote your shares. You may vote by telephone, by the Internet or by mail. If you wish to vote by telephone or by the Internet, instructions are printed on the reverse side of this card. If you wish to vote by mail, mark, sign, date and return the proxy (the top portion of this card) using the enclosed envelope.

The lower portion of this card is your 2000 Annual Meeting Ticket. I invite you to attend Quintus' 2000 Stockholders' Meeting at the Crowne Plaza Hotel, 777 Bellew Drive, Milpitas, California, 95035. Please bring this ticket with you to the Stockholders' Meeting. It is your admission ticket.

Sincerely,

/s/ SUSAN SALVESEN
--------------------
Susan Salvesen
Corporate Secretary

--------------------------------------------------------------------------------

2000 ANNUAL STOCKHOLDERS' MEETING TICKET

              - Meeting Date:      August 22, 2000
              - Meeting Time:      3:00 p.m.
              - Meeting Location:  Crowne Plaza Hotel
                                   777 Bellew Drive, Milpitas, California, 95035

                         This is your admission ticket.
        Please have it out and available when you reach the meeting site.

Note: Cameras, tape recorders, cell phones, etc. will not be allowed in the meeting, other than for Company purposes.

                 (See reverse side for additional information.)

                                                                 Please mark [X]
                                                                 your votes
                                                                 as this.

YOUR BOARD RECOMMENDS FOR AND YOUR PROXY HOLDERS WILL VOTE FOR THE ELECTION OF THE FOLLOWING DIRECTORS UNLESS YOU DIRECT OTHERWISE.

           To vote for all nominees,        To withhold authority to vote for
               check this box.                 all nominees, check this box.
                     [ ]                                    [ ]


1. ELECTION OF DIRECTORS     01) Alan K. Anderson   04) Alexander Rosen
                             02) Andrew Busey       05) Robert Shaw
                             03) Fredric Harman     06) Jeanne Wohlers

To withhold authority to vote for any individual nominee while voting for the remainder, write that nominee's name in the following space:

--------------------------------------------------------------------------------

YOUR BOARD RECOMMENDS FOR AND YOUR PROXY HOLDERS WILL VOTE FOR THE FOLLOWING UNLESS YOU DIRECT OTHERWISE.

By checking the box to the right, I consent to future access of the          [ ]
Annual Report, Proxy Statements, Prospectuses and other communications, electronically via the Internet. I understand that Quintus may no longer distribute printed materials to me for any future stockholders' meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting
Quintus's transfer agent, ChaseMellon Shareholder Services, L.L.C.,
Ridgefield Park, N.J. I also understand that costs normally associated with electronic access such as usage and telephone charges will be my responsibility.

2. RATIFICATION OF INDEPENDENT AUDITORS

   FOR       AGAINST     ABSTAIN
   [ ]         [ ]         [ ]

Signature(s)                                             Date
            --------------------------------------------      ------------------

Please sign your name exactly as it appears hereon. When signing for shares that are owned jointly, each stockholder please sign. When signing as an executor, administrator, trustee, custodian or guardian, please give your full title. When signing on behalf of a corporation, please sign in the full corporate name by an authorized officer.

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                             *FOLD AND DETACH HERE *

                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

Your telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE:   CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208
                 (24  HOURS). THERE IS NO CHARGE TO YOU FOR THIS CALL.

                 You will be asked to enter a CONTROL NUMBER which is located in the box in the lower right corner of this form.

   OPTION A:     To vote as your Board recommends on ALL items, press 1.

   OPTION B:     If you choose to vote on each item separately, press 0. You will hear these instructions:

                 ITEM 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.

                 To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                 ITEM 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                 The instructions are the same for all of the remaining proposals.

                 WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.

VOTE BY INTERNET: THE WEB ADDRESS IS: http://www.eproxy.com/qnts/

PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTE BY TELEPHONE OR INTERNET

                              THANK YOU FOR VOTING.

                 Call ** Toll-Free ** On a Touch-Tone Telephone
                           1-800-840-1208 - (24 HOURS)
                    There is NO CHARGE to you for this call.